OFFICE OF THE U.S. TRUSTEE - REGION 18         UST-3
                            SEATTLE, WASHINGTON                  12/1/91

                       MONTHLY REPORTING REQUIREMENTS
                       CORPORATIONS AND PARTNERSHIPS
                       -----------------------------

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee and the U.S. Bankruptcy Court with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946       For the Month Ending June 30, 1997
              --------                            -------------

================================================================================

                                   Document      Previously     Explanation
     Required Documents            Attached      Submitted      Attached
     ------------------            --------      ---------      --------

1. Income Statement (profit           (x)           ( )            ( )
   and loss statement).

2. Comparative Balance Sheet.         (x)           ( )            ( )

3. Statement of Cash Receipts         (x)           ( )            ( )
   and Disbursements.

4. Statement of Aged Receivables.     (x)           ( )            ( )

5. Statement of Aged Payables.        (x)           ( )            ( )

6. Statement of Operations,           (x)           ( )            ( )
   Taxes, Insurance and
   Personnel.

7. Copy of Bank Statements.           (x)           ( )            ( )

8. Quarterly Statement of
   Disbursements and U.S. Trustee     ( )           ( )            ( )
   Quarterly Fees Paid.


The undersigned certifies under penalty of perjury (28 U.S.C. section 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.


By:  JAN F. YOUNG                            Dated: October 2, 1997
     ------------------------------                 ---------------
     Jan F. Young
     President & C.E.O
     ------------------------------
     Title of Debtor Representative

                   OFFICE OF THE U.S. TRUSTEE - REGION 18          UST-4
                            SEATTLE, WASHINGTON                   12/1/91

                              INCOME STATEMENT
                              ----------------



Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946       For the Month Ending June 30, 1997
              --------                            -------------





                      (SEE ATTTACHED INCOME STATEMENT)

                             SEA GALLEY STORES INC.
                   STATEMENT OF EARNINGS AND RETAINED EARNINGS
                                 AS OF 6/30/1997
                                   (UNAUDITED)

                                                     04/30/97        05/31/97        06/30/97
                                                     --------        --------        --------
INCOME:
   MISCELLANEOUS                                            -          243.35          218.52
          GROSS INCOME                                   0.00          243.35          218.52

EXPENSES:
   CONSULTING\PAYROLL                                2,308.00        2,308.00        2,308.00
   LEGAL\401K AUDIT                                      0.00            0.00            0.00
   RENT                                                500.00            0.00            0.00
   PHONE                                               124.87            0.00            0.00
   POSTAGE\OFFICE EXP\CASUAL LABOR                       5.90            8.14            3.92
   U.S.TRUSTEE FEES                                    250.00            0.00            0.00
                                                     --------        --------        --------
     TOTAL PERIOD EXPENSE                            3,188.77        2,316.14        2,311.92

       NET INCOME FOR PERIOD                        (3,188.77)      (2,072.79)      (2,093.40)

ADJUST BALANCE SHEET TO ACTUAL                           0.00            0.00            0.00
                                                     --------        --------        --------
ADJUSTED BALANCE SHEET
     INCOME (LOSS)                                  (3,188.77)      (2,072.79)      (2,093.40)
                                                     ========        ========        ========

                   OFFICE OF THE U.S. TRUSTEE - REGION 18            UST-5
                            SEATTLE, WASHINGTON                     12/1/91

                         COMPARATIVE BALANCE SHEET
                         -------------------------

                            As of June 30, 1997
                                  -------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946
              --------




                  (SEE ATTACHED COMPARATIVE BALANCE SHEET)





FOOTNOTES:
---------

* Explain significant events, including contingent liabilities and pending lawsuits, which may have a major effect on the financial condition of the debtor.

* Value assets at lower of cost or market and identify which method is being used.

* Explain the method of inventory valuation if other than the lower of cost or market is used.

* Identify any changes in stock holdings of "insiders" during the reporting period.

* Insider is defined in 11 USC Section 101(30) as a general partner, relative, officer, director, affiliate or person in control.

                            COMPARATIVE BALANCE SHEET
                                 AS OF 06/30/97

DEBTOR NAME:  SEA GALLEY STORES, INC.

ASSETS:                                             04/30/97          05/31/97          06/30/97
-------                                             --------          --------          --------
CURRENT ASSETS
   CASH                                              364,442           362,454           360,842
   ACCOUNTS RECEIVABLE                                11,942            11,842            11,742
   NOTES RECEIVABLE                                   42,082            41,707            41,326
                                                     -------           -------           -------
   TOTAL CURRENT ASSETS                              418,466           416,003           413,910

FIXED ASSETS:
   LAND, BLDG, EQUIPMENT
   LAND                                                    0                 0                 0
   BLDG                                                    0                 0                 0
   INT & IMPROV                                            0                 0                 0
   OPERATING EQUIP                                         0                 0                 0
   OTHER EQUIP & VEHICLES                                  0                 0                 0
   PROP UNDER LEASE                                        0                 0                 0
                                                     -------           -------           -------

      TOTAL                                                0                 0                 0
                                                     -------           -------           -------

      ACCUM DEPRECIATION                                   0                 0                 0
                                                     -------           -------           -------

      NET                                                  0                 0                 0

OTHER ASSETS:
DEPOSITS                                             202,500           202,500           202,500
INV IN AFFL                                           87,266            87,266            87,266
LIC. & L/H                                                 0                 0                 0
BOND ISSUE                                                 0                 0                 0
OTHER ASSETS                                               0                 0                 0
                                                     -------           -------           -------

      TOTAL OTHER ASSETS                             289,766           289,766           289,766


TOTAL ASSETS                                         708,232           705,769           703,676
                                                     =======           =======           =======

                                                         04/30/97          05/31/97          06/30/97
                                                         --------          --------          --------
LIABILITIES

  POSTPETITION LIABILITIES

     TRADE PAYABLES                                       349,335           349,199           349,199
     TAXES PAYABLE                                         17,065            17,065            17,065
     MISC RESERVES                                          5,106             4,851             4,851
                                                       ----------        ----------        ----------
TOTAL POSTPETITION LIABILITIES                            371,506           371,115           371,115

  PREPETITION LIABILITIES:

   UNSECURED DEBT                                       7,367,471         7,367,471         7,367,471
   NOTES PAYABLE                                          479,972           479,972           479,972
   TAXES                                                  222,170           222,170           222,170
   WAGES                                                   41,164            41,164            41,164
   GIFT CERTIFICATES                                      173,811           173,811           173,811
                                                       ----------        ----------        ----------

TOTAL PREPETITION LIABILITIES                           8,284,588         8,284,588         8,284,588

OWNER EQUITY (DEFICIT)

   COMMON STOCK                                           785,921           785,921           785,921
   PAID IN CAPITAL                                     18,479,444        18,479,444        18,479,444
   RETAINED EARNINGS                                  (21,827,381)      (21,829,453)      (21,831,546)
                                                       (2,562,016)       (2,564,088)       (2,566,181)
   COMMON STOCK IN TREASURY                             5,385,846         5,385,846         5,385,846

      TOTAL S/H EQUITY                                 (7,947,862)       (7,949,934)       (7,952,027)
                                                       ----------        ----------        ----------

TOTAL LIABILITIES AND OWNERS EQUITY                       708,232           705,769           703,676
                                                       ==========        ==========        ==========

(1)  Jan Young                                              7,130             7,030             6,930
     THK (Tye Kinzer) Doubtful Account                      4,812             4,812             4,812
                                                       ----------        ----------        ----------


     TOTAL ACCOUNTS RECEIVABLE                             11,942            11,842            11,742
                                                       ----------        ----------        ----------


(2)  J&B (PAID IN FULL)                                        --                --                --
     Kalakis                                               13,581            13,206            12,824
     Marchel                                               28,501            28,501            28,501
                                                       ----------        ----------        ----------

      TOTAL NOTES RECEIVABLE                               42,082            41,707            41,326
                                                       ----------        ----------        ----------


NOTE:

(3)  Personal and Real Estate tax accruals
(4)  Misc reserve accruals for unexpected costs, such as corp tax prep, etc.
(5)  Adjust Notes Payable for Pumphouse Notes

                   OFFICE OF THE U.S. TRUSTEE - REGION 18           UST-6
                            SEATTLE, WASHINGTON                    12/1/91

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                  --------------------------------------------

                      For the Month Ending June 30, 1997
                                           -------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.
              --------                    -----------------------

                           Depository:  _________________________

================================================================================

                                  CASH RECEIPTS
                     ---------------------------------------
                     (attach additional sheets as necessary)

   Date           Description (Source)                   Amount
   ----           --------------------                   ------

06/01/97          Beginning Cash Balance                $362,453.97
                                                         ----------
Add:   (List)
 Cash Receipts   (see Attached)                         $    600.00
                                                         ----------

Total Cash Receipts                                     $

Total Cash Available This Month                         $363,053.97
                                                         ----------

================================================================================

                               CASH DISBURSEMENTS
                     ---------------------------------------
                     (attach additional sheets as necessary)

     Date      Check No.      Payee     Description        Amount
     ----      ---------      -----     -----------        ------

                 (see Attached)





Less:  Cash Disbursements                               $  2,211.92
                                                         ----------

Adjustments (explain)
                                                         ----------

Ending Cash Balance (must be reconcilable to the bank
 statement for account cited above)                     $360,842.05
                                                         ----------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                  --------------------------------------------

                     For Period Four Ending: June 30, 1997
                                             -------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.
              --------                    -----------------------

                               CASH RECEIPTS

   Date           Description (Source)                                            Amount
   ----           --------------------                                            ------

Begining Cash Balance                                                             362,453.97

     Concentration account              106,954.21
     Holding account                    255,310.65
     Petty Cash/Office Equip                189.11
                                        ----------
                                        362,453.97

ADD: (List)
  Cash Receipts
                  Office Equipment\Supplies                            0.00
                  Misc Deposits                                      600.00

Total Cash Receipts                                                                   600.00
                                                                    --------      ----------
Total Cash Available This Month                                                   363,053.97


                             CASH DISBURSEMENTS

Date            Account      Payee      Description                 Amount
----            -------      -----      -----------                 ------

6/1-6/31/97     Petty Cash   Cash       postage/phone/casual labo       3.92
6/1-6/31/97     A/P          Attached   Accounts Payable            2,208.00
                                                                                    2,211.92
                                                                    --------      ----------


     Concentration account              105,346.21
     Holding account (Attached)         255,310.65
     Petty Cash/Office Equip                185.19
                                        ----------
                                        360,842.05

Ending Cash Balance                                                               360,842.05
                                                                                  ==========

ACCTS PAYABLE                                                                           7/12/97
                            Register Report by Payee
                             6/1/97 Through 6/30/97
                                                                                         Page 1


Date        Num      Description          Memo                     Category     Clr   Amount
----------- -------- -------------------- ------------------------ ------------ ----- ---------
6/13/97     1173     SHIRLEY VANDERMOON   6/9-6/13 PAYROLL         PAYROLL EXPENSE      -808.00
6/16/97     1171     JAN YOUNG            6/1-6/15-LOAN-50         PAYROLL EXPENSE      -700.00
6/30/97     1172     JAN YOUNG            6/16-6/30-LOAN-50        PAYROLL EXPENSE      -700.00
                                                                                      ---------

            TOTAL 6/1/97-6/30/97                                                      -2,208.00

TOTAL INFLOWS                                                                              0.00
TOTAL OUTFLOWS                                                                        -2,208.00
-----------------------------------------------------------------------------------------------
NET TOTAL                                                                             -2,208.00
-----------------------------------------------------------------------------------------------

                   OFFICE OF THE U.S. TRUSTEE - REGION 18               UST-7
                            SEATTLE, WASHINGTON                        12/1/91

                       STATEMENT OF AGED RECEIVABLES
                       -----------------------------

                     For the Month Ending June 30, 1997
                                          -------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946
              --------

--------------------------------------------------------------------------------
TOTAL       CURRENT      PAST DUE      PAST DUE     PAST DUE          AMOUNT
 DUE      (0-30 DAYS)  (31-60 DAYS)  (61-90 DAYS)  (91 & OVER)      Considered
                                                                   Uncollectible
--------------------------------------------------------------------------------

TOTAL PREPETITION RECEIVABLES
-----------------------------

$  0       $            $             $             $              $

TOTAL POSTPETITION RECEIVABLES
------------------------------

$ 11,742   $            $             $             $11,742        $


TOTALS

$ 11,742                                            $11,742



NOTES:
1. List totals only, do not list each receivable.

2. Please explain what actions have been taken to collect receivables more than 60 days past due.

3. Provide details on all receivables due from any related party in an attachment.  LOAN TO JAN YOUNG, PRESIDENT. CURRENT BALANCE
   IS $6,930.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION:

1. Opening Balance (total from Prior report)              11,842
                                                          ------
2. New Accounts this Month                                     0
                                                          ------
3. Balance (add lines 1 and 2)                            11,842
                                                          ------
4. Amount collected on Prior Accounts                        100
                                                          ------
5. Closing Balance (subtract line 4 from line 3)          11,742
                                                          ------

                   OFFICE OF THE U.S. TRUSTEE - REGION 18             UST-8
                            SEATTLE, WASHINGTON                      12/1/91


                         STATEMENT OF AGED PAYABLES
                         --------------------------

                     For the Month Ending June 30, 1997
                                          -------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946
              --------

--------------------------------------------------------------------------------
VENDOR               TOTAL    CURRENT      PAST DUE      PAST DUE     PAST DUE
NAME    DESCRIPTION   DUE   (0-30 DAYS)  (31-60 DAYS)  (61-90 DAYS)  (91 & OVER)
--------------------------------------------------------------------------------

You may combine all payables less than 30 days past due and show on one line.


          (SEE ATTACHED)







TOTALS             349,198.97




NOTE: Please include only postpetition debts and explain why accounts over 30 days past due have not been paid.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION:

1. Opening Balance (total from Prior report)           349,198.97
                                                       ----------
2. Total New Indebtedness Incurred This Month            2,208.00
                                                       ----------
3. Balance (add lines 1 and 2)                         351,406.97
                                                       ----------
4. Amount Paid on Prior Accounts Payable                 2,208.00
                                                       ----------
5. Closing Balance (subtract line 4 from line 3)       349,198.97
                                                       ----------

ACCOUNTS PAYABLE                                                                               7/12/97

                            Register Report by Payee
                            11/23/94 Through 6/30/97

                                                                                                Page 1


Date        Num      Description               Memo                     Category       Clr   Amount
----------- -------- ------------------------- ------------------------ -------------- ----- ---------
11/1/95     11       AEI                       148                      REPAIR & MAINT          -66.98
                                                                                            ----------
            TOTAL AEI                                                                           -66.98

9/21/95     9        ALASKA RIVERWAYS          HEAD CHG - 205                               -14,956.00
                                                                                            ----------
            TOTAL ALASKA RIVERWAYS                                                          -14,956.00

2/8/96      2        ASCAP                     115-FINAL                REPAIR & MAINT         -297.10
2/8/98      2        ASCAP                     120-FINAL                REPAIR & MAINT         -251.46
2/8/96      2        ASCAP                     117-FINAL                REPAIR & MAINT         -462.86
2/8/96      2        ASCAP                     148-FINAL                REPAIR & MAINT         -536.91
2/8/96      2        ASCAP                     205-FINAL                REPAIR & MAINT         -541.41
                                                                                            ----------
            TOTAL ASCAP                                                                      -2,089.74

4/1/95      4        BMI                       001                                           -1,526.50
                                                                                            ----------
            TOTAL BMI                                                                        -1,526.50

5/8/95      5        BUSH STROUT & KORNFELD    CREDITORS LEGAL          LEGAL               -20,849.09
                                                                                            ----------
            TOTAL BUSH STROUT & KORNFELD                                                    -20,849.09

1/10/95     10267    CASH COMMUNICATIONS       120                                              -56.06
                                                                                            ----------
            TOTAL CASH COMMUNICATIONS                                                           -56.06

7/1/95      7        CITICORP NORTH AMERICA    250-NCR                                         -809.01
                                                                                            ----------
            TOTAL CITICORP NORTH AMERICA                                                       -809.01

8/23/95     8        CITY OD SPOKANE-DEPT OF...OVER PAY                                          25.38
                                                                                            ----------
            TOTAL CITY OF SPOKANE-DEPT OF TAX                                                    25.38

8/10/95     8        DAN COFFEY                001                      LEGAL                  -748.50
                                                                                            ----------
            TOTAL DAN COFFEY                                                                   -748.50

8/1/95      8        FINANCIAL PACIFIC         250-208.77,323.97,251.21                        -783.95
                                                                                            ----------
            TOTAL FINANCIAL PACIFIC                                                            -783.95

4/7/96      4        FIRST INTERSTATE BANK     NEG PRICE                Other Exp            -4,862.47
                                                                                            ----------
            TOTAL FIRST INTERSTATE BANK                                                      -4,862.47

2/22/95     2        HAGE & ASSOCIATES         205-APPRAISAL                                   -425.00
                                                                                            ----------
            TOTAL HAGE & ASSOCIATES                                                            -425.00

8/1/95      8        HEATH SIGNS NORTHWEST     250                                             -645.99
                                                                                            ----------

            TOTAL HEATH SIGNS NORTHWEST                                                        -645.99

8/4/95      9       HOSPITALITY MAINTENANCE    205-REG MAINT                                   -647.00
                                                                                            ----------
            TOTAL HOSPITALITY MAINTENANCE                                                      -647.00

ACCOUNTS PAYABLE                                                                               7/12/97

                            Register Report by Payee
                            11/23/94 Through 6/30/97

                                                                                                Page 2


Date        Num      Description               Memo                     Category       Clr   Amount
----------- -------- ------------------------- ------------------------ -------------- ----- ---------
2/19/96     8       INDUSTRIAL SERVICE CO      MAINT-APPROVED                                -1,446.75
2/19/96     9       INDUSTRIAL SERVICE CO      MAINT-APPROVED                                  -321.01
2/19/96     9       INDUSTRIAL SERVICE CO      MAINT-APPROVED                                  -448.78
2/19/96     9       INDUSTRIAL SERVICE CO      MAINT-APPROVED                                  -958.00
                                                                                            ----------
            TOTAL INDUSTRIAL SERVICE CO.                                                     -3,174.54

6/16/97     6/15    JAN YOUNG                  6/1-6/15-LOAN-50         PAYROLL EXPENSE        -700.00
6/16/97     1171    JAN YOUNG                  6/1-6/15-LOAN-50         PAYROLL EXPENSE         700.00
6/30/97     6/30    JAN YOUNG                  6/16-6/30-LOAN-50        PAYROLL EXPENSE        -700.00
6/30/97     1172    JAN YOUNG                  6/16-6/30-LOAN-50        PAYROLL EXPENSE         700.00
                                                                                            ----------
            TOTAL JAN YOUNG                                                                       0.00

8/1/95      5       PEPSI COLA BOTTLING        250-5 TO 8                                      -400.00
                                                                                            ----------
            TOTAL PEPSI COLA BOTTLING                                                          -400.00

6/13/97     6/13    SHIRLEY VANDERMOON         6/9-6/13 PAYROLL         PAYROLL EXPENSE        -808.00
6/13/97     1173    SHIRLEY VANDERMOON         6/9-6/13 PAYROLL         PAYROLL EXPENSE         808.00
                                                                                            ----------
            TOTAL SHIRLEY VANDERMOON                                                              0.00

4/30/96     4       SPOKANE COUNTY TREASU...   117 P/P 95 TAX           Tax                    -718.77
                                                                                            ----------
            TOTAL SPOKANE COUNTY TREASURER                                                     -718.77

12/18/95    12      STOEL RIVES BOLEY JONES... THRU 12/18/95            LEGAL              -271,274.10
2/1/96      12      STOEL RIVES BOLEY JONES... THRU 12/31/95                                 -7,446.22
2/7/96      1       STOEL RIVES BOLEY JONES... THRU 1/31/96             LEGAL                -8,027.05
4/1/96      2       STOEL RIVES BOLEY JONES... THRU 1/31/96             LEGAL                -5,148.30
                                                                                            ----------
            TOTAL STOEL RIVES BOLEY JONES & GREY                                           -291,895.67

2/12/96     2       SWEENY CONRAD              401K AUDIT-FINAL         Other Exp            -4,300.00
                                                                                            ----------
            TOTAL SWEENY CONRAD                                                              -4,300.00

5/31/95     3       WEST BOISE SEWER DISTRI... 118-FINAL                                       -269.08
                                                                                            ----------
            TOTAL WEST BOISE SEWER DISTRICT                                                    -269.08

------------------------------------------------------------------------------------------------------
            OVERALL TOTAL                                                                  -349,198.97
                                                                                           ===========
------------------------------------------------------------------------------------------------------

                   OFFICE OF THE U.S. TRUSTEE - REGION 18            UST-9
                            SEATTLE, WASHINGTON                     12/1/91

           STATEMENT OF OPERATIONS, TAXES INSURANCE AND PERSONNEL
           ------------------------------------------------------

                    For the Month Ending June 30, 1997
                                         -------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946
              --------

1. What efforts have been made toward presentation of a plan to the creditors?

       Despite significant reductions in general and administrative overhead expenses, Sea Galley determined that its operations could not be sustained at a profitable level and an orderly liquidation of its assets was in the best interest of creditors. Accordingly, Sea Galley has liquidated its operating assets (i.e., its restaurants) and is working with the Creditor's Committee to develop a plan for the liquidation and distribution of its remaining assets.

       Sea Galley presently is engaged in discussions with appropriate parties in interest, including the State of Washington Department of Revenue and the holders of certain administrative expense claims, concerning the terms of the plan to be proposed by Sea Galley.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

          : Yes
     -----
       X  : No     Identify amount, who was paid and date paid: __________
     -----
            --------------------------------------------------------------

3. Provide a narrative report of significant events and events out of the ordinary course of business: (attach separate sheet if necessary)

       N/A

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

       N/A

                                                                      UST-9
                                                                     12/1/91

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (ie. commissions), and net amount received (if the sale was of real estate include the closing statement.

       N/A

6.   STATUS OF TAXES

                AMOUNT WITHHELD   AMOUNT     DATE        POSTPETITION TAXES
FEDERAL TAXES   OR ACCRUED        PAID       PAID        PAST DUE
-------------   ---------------   ------     ----        ------------------

FICA                   0            0
                ---------------   ------     ----        ------------------

Withholding            0            0
                ---------------   ------     ----        ------------------

Unemployment           0            0
                ---------------   ------     ----        ------------------

Income                 0            0
                ---------------   ------     ----        ------------------

Other                  0            0
                ---------------   ------     ----        ------------------

STATE TAXES
-----------

Dept of Labor
and Industries         0            0
                ---------------   ------     ----        ------------------

Income                 0            0
                ---------------   ------     ----        ------------------

Employment Sec         0            0
                ---------------   ------     ----        ------------------

Dept of Rev
     B&O               0            0
                ---------------   ------     ----        ------------------
     Sales             0            0
                ---------------   ------     ----        ------------------
     Excise            0            0
                ---------------   ------     ----        ------------------

OTHER TAXES
-----------

City Business/
  License              0            0
                ---------------   ------     ----        ------------------

Personal
  Property           718.77         0                      Spokane Valley
                ---------------   ------     ----        ------------------

Real Property          0            0
                ---------------   ------     ----        ------------------

Other (List)           0            0
                ---------------   ------     ----        ------------------

                                                                      UST-9
                                                                     12/1/91

Explain reason for any past due postpetition taxes:

----------------------------------------------------------------------------

----------------------------------------------------------------------------

7.   SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/EXECUTIVES/
     INSIDERS*

Payee Name     Position       Nature of Payment        Amount
----------     --------       -----------------        ------

Jan Young      President      Consulting fees          $1,500 per month
-------------  -------------  -----------------------  ----------------
-------------  -------------  -----------------------  ----------------

    *List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.   SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

     Sea Galley has reported certain accrued unpaid bankruptcy attorneys' fees in the "Expenses: Legal" line of its Statement of Earnings and Retained Earnings (Form UST-4) and in the Postpetition Trade Payables line of its Balance Sheet (Form UST-5). The total and most recent months' attorneys ' fees for services provided by Stoel Rives LLP to Sea Galley and for services provided by Bush Strout & Kornfeld to the Official Unsecured Creditors Committee are shown in the "Register Report by Payee" attached to Sea Galley's Statement of Aged Payables (Form UST-8).

     All such attorneys' fees must be allowed by the Bankruptcy Court and approved for payment after notice and hearing. On June 16, 1995 the Bankruptcy Court allowed fees and costs of $134,657.75 of Stoel Rives and fees and costs of $20,849.09 of Bush Strout. Although substantial additional attorneys fees and costs have been accrued by Sea Galley and the Official Unsecured Creditors Committee since April 30, 1995, no applications for allowance of attorneys fees and costs have been made since such date, and no such amounts have been approved for payment.

     Sea Galley also has advanced payment of legal fees to Dieter G. Struzyna, its Court-approved outside general counsel, in the ordinary course pursuant to the terms of the Order appointing Mr. Struzyna.

                                                                      UST-9
                                                                     12/1/91

9. Please explain any changes in insurance coverage that took place this month.

       N/A

10.  PERSONNEL

                                                    Full Time    Part Time

Total number of employees at beginning of period        0            2
                                                    ---------    ---------
Number hired during the period                          0            0
                                                    ---------    ---------
Number terminated or resigned during period             0            0
                                                    ---------    ---------
Total number of employees on payroll at period end      0            2
                                                    ---------    ---------
Total payroll for the period $  * see note
                              ------------

* Sea Galley is paying Jan Young consultant fees at the rate of $1,500 per month. Shirley Vandermoon, who recently returned from a two-month unpaid leave of absence, presently is working full-time for one week a month at the rate of $808.00. Sea Galley's last formal payroll, with payroll taxes being withheld, was on 12/07/95.

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
HOLDING ACCOUNT                              69745818
5032 DESERT FIR DR.                          STATEMENT PERIOD
LAS VEGAS, NV  89130-0187                    6-01-97 TO 6-30-97

                                 CHECKING

          CORPORATE CHECKING                      69745818
          ------------------                      --------
          BEGINNING BALANCE                     255,310.65
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                        255,310.65
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
CONCENTRATION ACCOUNT                        67237016
5032 DESERT FIR DR.                          STATEMENT PERIOD
LAS VEGAS, NV  89130-0187                    6-01-97 TO 6-30-97

                                 CHECKING

          CORPORATE CHECKING                      67237016
          ------------------                      --------
          BEGINNING BALANCE                     106,954.21
          TOTAL CREDITS                             600.00
          TOTAL MISC DEBITS                       2,208.00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                        105,346.21
          NUMBER OF CREDITS                              1
          NUMBER OF MISC DEBITS                          1
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY ACCOUNTS PAYABLE                  ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 940               67697706
5032 DESERT FIR DR.                          STATEMENT PERIOD
LAS VEGAS, NV  89130-0187                    6-01-97 TO 6-30-97

                                 CHECKING

          CORPORATE CHECKING                      67697706
          ------------------                      --------
          BEGINNING BALANCE                         985.09
          TOTAL CREDITS                           2,208.00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                            2,208.00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                            985.09
          NUMBER OF CREDITS                              1
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               3

                             ACCOUNT STATEMENT

SEA GALLEY PAYROLL ACCOUNT                   ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 94                67697607
5032 DESERT FIR DR.                          STATEMENT PERIOD
LAS VEGAS, NV  89130-0187                    6-01-97 TO 6-30-97

                                  CHECKING

          CORPORATE CHECKING                      67697607
          ------------------                      --------
          BEGINNING BALANCE                       1,656.18
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                          1,656.18
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               0